UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2017

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2017, Northern Oil and Gas, Inc. (the “Company”) entered into a Settlement Agreement and General Release (the “Agreement”) with the Company’s former chief executive officer, Michael Reger.

Pursuant to the Agreement: (i) Mr. Reger agreed to dismiss his lawsuit against the Company; (ii) the Company agreed to pay Mr. Reger $750,000 in cash and issue Mr. Reger 3,000,000 shares of the Company’s common stock; (iii) the Company agreed to grant Mr. Reger the title of the Company’s “Chairman Emeritus” (an honorary title with no ongoing duties or powers); (iv) Mr. Reger agreed to a broad release of claims against the Company and related parties, subject to certain exceptions; (v) the Company agreed to a broad release of claims against Mr. Reger, subject to certain exceptions; (vi) Mr. Reger agreed to cooperate with the Company and generally make himself available in connection with any legal or similar proceeding involving the Company; (vii) Mr. Reger agreed to a customary standstill through and until May 31, 2019; and (viii) the Company and Mr. Reger agreed to mutual non-disparagement obligations. Mr. Reger has the right to revoke the Agreement at any time on or prior to October 10, 2017, in which case the Agreement would not become effective.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 8.01.	Other Items.

On September 26, 2017, the Company issued a press release announcing it had entered into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement and General Release by and between Northern Oil and Gas, Inc. and Michael L. Reger dated September 25, 2017.
99.1	Press release dated September 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2017	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Settlement Agreement and General Release by and between Northern Oil and Gas, Inc. and Michael L. Reger dated September 25, 2017.
99.1	Press release dated September 26, 2017.